EXHIBIT 10.22



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                                CREDIT AGREEMENT

                                     between

                         TCF BANK MINNESOTA FSB, as Bank

                                       and

                    GROW BIZ INTERNATIONAL, INC., as Borrower

                                   Dated as of
                                  July 31, 1996


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
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                                TABLE OF CONTENTS

I        General Assumptions......................................................................................1

II       Scope of Agreement.......................................................................................1

III      Credit Facilities........................................................................................2

         3.1      The Revolving Loan..............................................................................2
                  (a)      General Terms and Conditions...........................................................2
                  (b)      Conditions Precedent...................................................................2
                  (c)      Revolving Note.........................................................................2
                  (d)      Normal Rate of Interest................................................................2
                  (e)      Use of Proceeds........................................................................2
                  (f)      Other Prepayments; Prepayment Premium..................................................2

IV       Terms and Conditions Applicable to all Credit Facilities.................................................3

         4.1      Procedures for Requesting Advances..............................................................3
         4.2      Payments........................................................................................3
         4.3      Application of Payments.........................................................................4
         4.4      Computation of Interest and Fees................................................................4
         4.5      Default Rate of Interest........................................................................4
         4.6      Late Fees.......................................................................................4

V        Conditions Precedent to Advances.........................................................................4

         5.1      Condition Precedent to Initial Advance..........................................................4
         5.2      Conditions Precedent to All Advances............................................................6

VI       Representations and Warranties...........................................................................6

         6.1      Existence and Power.............................................................................7
         6.2      Authorization of Borrowing; No Conflict as to Law or Agreements.................................7
         6.3      Legal Agreements................................................................................7
         6.4      Subsidiaries....................................................................................7
         6.5      Financial Condition.............................................................................7
         6.6      Adverse Change..................................................................................8
         6.7      Litigation......................................................................................8
         6.8      Regulation G....................................................................................8
         6.9      Taxes...........................................................................................8
         6.10     Titles and Liens................................................................................8
         6.11     Plans...........................................................................................9
         6.12     Default.........................................................................................9
         6.13     Environmental Protection........................................................................9
         6.14     Submissions to Bank............................................................................10

VII      Affirmative Covenants...................................................................................10

         7.1      Financial Statements...........................................................................10
         7.2      Books and Records; Inspection and Examination..................................................11
         7.3      Compliance with Laws...........................................................................12
         7.4      Payment of Taxes and Other Claims..............................................................12
         7.5      Maintenance of Properties, Rights to Intellectual Property.....................................12
         7.6      Preservation of Existence......................................................................13
         7.7      Insurance......................................................................................13
         7.8      Current Ratio..................................................................................13
         7.9      Capital Base...................................................................................13
         7.10     Total Liabilities to Capital Base Ratio........................................................13

VIII     Negative Covenants......................................................................................14

         8.1      Liens..........................................................................................14
         8.2      Indebtedness...................................................................................15
         8.3      Guaranties.....................................................................................15
         8.4      Investments....................................................................................15
         8.5      Consolidation and Merger.......................................................................16
         8.6      Hazardous Substances...........................................................................16
         8.7      Restrictions on Nature of Business.............................................................16
         8.8      Transactions with Affiliates...................................................................16
         8.9      Sale or Transfer of Assets; Suspension of Business Operations..................................17
         8.10     Sale and Leaseback.............................................................................17
         8.11     Defined Benefit Pension Plans..................................................................17

IX       Events of Default, Rights and Remedies..................................................................17

         9.1      Events of Default..............................................................................17
         9.2      Rights and Remedies............................................................................19

X        Miscellaneous...........................................................................................20

         10.1     Amendments, Etc................................................................................20
         10.2     Notices, Etc...................................................................................20
         10.3     No Waiver; Remedies............................................................................21
         10.4     Indemnification by Borrower....................................................................21
         10.5     Costs and Expenses.............................................................................22
         10.6     Severability of Provisions.....................................................................22
         10.7     Binding Effect.................................................................................23
         10.8     Execution in Counterparts......................................................................23
         10.9     Headings.......................................................................................23
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                                    APPENDIX

                                Glossary of Terms

                                    EXHIBITS

Exhibit A             Compliance Certificate
Exhibit B             Schedule of Permitted Liens, Indebtedness and Guaranties


                                CREDIT AGREEMENT

                            Dated as of July 31, 1996

                  Grow Biz International, Inc., a Minnesota corporation (herein called the "Borrower"), and TCF Bank Minnesota fsb, a federally chartered stock savings bank (the "Bank") agree as follows:


ARTICLE  I

                               General Assumptions

                  For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

     (a) ALL TERMS DEFINED IN THIS AGREEMENT INCLUDE THE PLURAL AS WELL AS THE
     SINGULAR;

     (b) ALL ACCOUNTING TERMS NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS
     ASSIGNED TO THEM IN ACCORDANCE WITH GAAP;

     (c) INVENTORY SHALL BE VALUED AT THE LOWER OF COST, COMPUTED ON A FIRST IN,
     FIRST OUT BASIS, OR FAIR MARKET VALUE; AND

     (d) ALL TERMS DEFINED IN THE GLOSSARY OF TERMS SET FORTH IN THE APPENDIX TO
     THIS AGREEMENT HAVE THE MEANINGS ASSIGNED TO THEM IN THE GLOSSARY OF TERMS.


ARTICLE  II

                               Scope of Agreement

                  The Bank may, in its sole discretion, from time to time make one or more loans, advances or other financial accommodations available to or for the benefit of the Borrower in addition to such loans, advances or other financial accommodations initially made available to or for the benefit of the Borrower and provided for in this Agreement. Any such additional Obligations shall, to the extent applicable, except as otherwise explicitly set forth in any promissory note or written agreement accepted by or entered into with the Bank in connection with such Obligations, be governed by and subject to the terms set forth herein. Nothing herein shall obligate the Bank to make or permit any such additional loans, advances, accommodations or Obligations.

                                   ARTICLE III

                                Credit Facilities


              SECTION 3.1 THE REVOLVING LOAN.

         (a)  GENERAL TERMS AND CONDITIONS. THE BANK AGREES, ON THE TERMS AND
         CONDITIONS HEREIN SET FORTH, TO MAKE REVOLVING ADVANCES TO THE BORROWER
         FROM TIME TO TIME FROM THE DATE HEREOF TO AND INCLUDING, JULY 31, 1997,
         OR THE EARLIER TERMINATION OF THE COMMITMENT TO MAKE REVOLVING ADVANCES
         PURSUANT TO SECTION 9.2 HEREOF, IN AN AGGREGATE AMOUNT NOT TO EXCEED AT
         ANY TIME OUTSTANDING $5,000,000. THE MINIMUM AMOUNT OF EACH REVOLVING
         ADVANCE SHALL BE $50,000. WITHIN THE ABOVE LIMITS, THE BORROWER MAY
         BORROW, PREPAY AND REBORROW REVOLVING ADVANCES UNDER THIS SECTION 3.1.

         (b)  CONDITIONS PRECEDENT. THE OBLIGATION OF THE BANK TO MAKE EACH
         REVOLVING ADVANCE SHALL BE SUBJECT TO THE CONDITIONS PRECEDENT THAT ON
         OR BEFORE THE DATE OF THE REQUESTED REVOLVING ADVANCE (I)  THE BANK
         SHALL HAVE RECEIVED ALL FINANCIAL REPORTS REQUIRED TO BE DELIVERED TO
         THE BANK PURSUANT TO THE TERMS OF THIS AGREEMENT, AND (II)  ALL
         CONDITIONS PRECEDENT IN ARTICLE V HEREOF SHALL HAVE BEEN SATISFIED.

         (c)  REVOLVING NOTE. THE REVOLVING ADVANCES MADE BY THE BANK SHALL BE
         EVIDENCED BY, AND PAYABLE WITH INTEREST IN ACCORDANCE WITH, A SINGLE
         PROMISSORY NOTE OF THE BORROWER OF EVEN DATE HEREWITH, PAYABLE TO THE
         ORDER OF THE BANK IN THE MAXIMUM PRINCIPAL AMOUNT OF $5,000,000 AND
         OTHERWISE IN SUBSTANCE AND FORM ACCEPTABLE TO THE BANK IN ITS SOLE
         DISCRETION (AS THE SAME MAY HEREAFTER BE EXTENDED, RENEWED, AMENDED OR
         REPLACED FROM TIME TO TIME, THE "REVOLVING NOTE").

         (d) NORMAL RATE OF INTEREST. THE PRINCIPAL BALANCE OF THE REVOLVING
         NOTE OUTSTANDING FROM TIME TO TIME SHALL BEAR INTEREST FROM THE DATE
         HEREOF UNTIL PAID IN FULL AT AN ANNUAL RATE WHICH SHALL AT ALL TIMES BE
         EQUAL TO THE BASE RATE, WHICH ANNUAL RATE SHALL CHANGE WHEN AND AS THE
         BASE RATE CHANGES; SUBJECT, HOWEVER, TO IMPOSITION OF THE DEFAULT RATE
         PURSUANT TO SECTION 4.5.

         (e) USE OF PROCEEDS. THE BORROWER SHALL USE THE PROCEEDS OF THE
         REVOLVING ADVANCES FOR GENERAL WORKING CAPITAL PURPOSES AND FOR
         PURCHASE OF THE OUTSTANDING SHARES OF THE BORROWER'S COMMON STOCK.

         (f) OTHER PREPAYMENTS; PREPAYMENT PREMIUM. THE BORROWER MAY, UPON AT
         LEAST ONE BUSINESS DAY'S PRIOR NOTICE TO THE BANK, PREPAY THE PRINCIPAL
         BALANCE OF THE REVOLVING ADVANCES VOLUNTARILY IN WHOLE OR IN PART AT
         ANY TIME, WITHOUT PREMIUM OR PENALTY. ANY PREPAYMENT OF THE FULL AMOUNT
         OF THE REVOLVING ADVANCES AT A TIME WHEN THE BANK HAS NO FURTHER
         COMMITMENT TO MAKE REVOLVING ADVANCES SHALL INCLUDE ACCRUED INTEREST
         THEREON.


ARTICLE  IV

            Terms and Conditions Applicable to all Credit Facilities


                  SECTION 4.1 PROCEDURES FOR REQUESTING ADVANCES. THE BANK MUST
RECEIVE NOTICE OF THE BORROWER'S REQUEST FOR EACH ADVANCE NOT LATER THAN 12:00
NOON (MINNEAPOLIS TIME) ON THE BUSINESS DAY OF A PROPOSED REVOLVING ADVANCE.
EACH SUCH REQUEST FOR AN ADVANCE MAY BE MADE IN WRITING OR BY TELEPHONE, SHALL
BE EFFECTIVE UPON RECEIPT BY THE BANK AND SHALL SPECIFY THE PROPOSED DATE FOR
THE REQUESTED ADVANCE (WHICH SHALL BE A BUSINESS DAY) AND THE AMOUNT OF THE
REQUESTED ADVANCE. UNLESS THE BANK DETERMINES THAT ANY CONDITION SET FORTH IN
ARTICLE III, IV, OR V HAS NOT BEEN SATISFIED, THE BANK WILL MAKE THE PROCEEDS OF
THE ADVANCE AVAILABLE TO THE BORROWER ON THE PROPOSED DATE OF SUCH ADVANCE BY
DEPOSITING THE SAME TO THE BORROWER'S DEMAND DEPOSIT ACCOUNT MAINTAINED WITH THE
BANK OR IN SUCH OTHER MANNER AS THE BANK AND THE BORROWER MAY FROM TIME TO TIME
AGREE. THE BORROWER SHALL BE OBLIGATED TO REPAY ALL ADVANCES NOTWITHSTANDING THE
FACT THAT THE PERSON REQUESTING SAME WAS NOT IN FACT AUTHORIZED SO TO DO. ANY
REQUEST FOR AN ADVANCE, WHETHER WRITTEN OR TELEPHONIC, SHALL BE DEEMED TO BE A
REPRESENTATION THAT THE STATEMENTS SET FORTH IN SECTION 5.2 ARE CORRECT.


                  SECTION 4.2 PAYMENTS. WHENEVER ANY PAYMENT TO BE MADE UNDER
THIS AGREEMENT, THE NOTE OR ANY OTHER EVIDENCE OF AN OBLIGATION SHALL BE STATED
TO BE DUE ON ANY DAY OTHER THAN A BUSINESS DAY, SUCH PAYMENT MAY BE MADE ON THE
NEXT SUCCEEDING BUSINESS DAY, AND SUCH EXTENSION OF TIME SHALL IN SUCH CASE BE
INCLUDED IN THE COMPUTATION OF INTEREST AND FEES. ALL PAYMENTS OF PRINCIPAL,
INTEREST, FEES AND OTHER AMOUNTS DUE UNDER THIS AGREEMENT, THE NOTE AND ANY
OTHER EVIDENCE OF AN OBLIGATION SHALL BE MADE TO THE BANK IN IMMEDIATELY
AVAILABLE FUNDS. THE AMOUNT SHOWN ON THE BOOKS AND RECORDS OF THE BANK AS BEING
THE UNPAID BALANCE OF PRINCIPAL, ACCRUED INTEREST AND OTHER CHARGES, FEES AND
EXPENSES UNDER THIS AGREEMENT, THE NOTE AND ANY OTHER EVIDENCE OF AN OBLIGATION
SHALL BE PRIMA FACIE EVIDENCE THEREOF. THE BORROWER HEREBY IRREVOCABLY
AUTHORIZES THE BANK, IF AND TO THE EXTENT ANY PAYMENT FROM THE BORROWER TO THE
BANK IS NOT MADE WHEN DUE, TO CHARGE AGAINST ANY AMOUNT OWING BY THE BANK TO THE
BORROWER AN AMOUNT EQUAL TO THE PRINCIPAL, ACCRUED INTEREST AND OTHER CHARGES,
FEES AND EXPENSES THEN DUE. WITHOUT LIMITING THE FOREGOING, THE BORROWER HEREBY
IRREVOCABLY AUTHORIZES THE BANK TO COLLECT INTEREST, REQUIRED PRINCIPAL
PAYMENTS, OTHER CHARGES, FEES AND EXPENSES UNDER THIS AGREEMENT OR THE NOTE WHEN
DUE FROM TIME TO TIME BY CHARGING ANY DEMAND DEPOSIT ACCOUNT MAINTAINED BY THE
BORROWER WITH THE BANK.


                  SECTION 4.3 APPLICATION OF PAYMENTS. SO LONG AS NO DEFAULT OR
EVENT OF DEFAULT SHALL BE CONTINUING HEREUNDER, ANY PAYMENT HEREUNDER MAY BE
APPLIED FIRST TO PAYMENT OF ANY LATE CHARGES, FEES, COSTS AND EXPENSES UNDER
SECTION 10.5 OR OTHER AMOUNTS DUE, THEN TO UNPAID ACCRUED INTEREST AND THE
BALANCE, IF ANY, TO THE PRINCIPAL OUTSTANDING UNDER THE NOTE. DURING THE
CONTINUANCE OF ANY DEFAULT OR EVENT OF DEFAULT, THE BANK MAY APPLY PAYMENTS
HEREUNDER IN SUCH ORDER AS THE BANK, IN ITS DISCRETION, SHALL DETERMINE.



                  SECTION 4.4 COMPUTATION OF INTEREST AND FEES. INTEREST UNDER
THE NOTE AND ALL OTHER FEES HEREUNDER OR IN RESPECT OF ANY OBLIGATIONS SHALL BE
COMPUTED ON THE BASIS OF THE ACTUAL NUMBER OF DAYS ELAPSED AND A 360-DAY YEAR.


                  SECTION 4.5 DEFAULT RATE OF INTEREST. IF AN EVENT OF DEFAULT
SHALL OCCUR AND CONTINUE FOR A PERIOD OF 30 DAYS AFTER THE BANK HAS GIVEN NOTICE
TO THE BORROWER SPECIFYING SUCH EVENT OF DEFAULT AND STATING THE BANK'S INTENT
TO IMPLEMENT THE DEFAULT RATE (IT BEING UNDERSTOOD THAT SUCH GRACE PERIOD AND
NOTICE REQUIREMENT ARE CONDITIONS ONLY TO IMPOSING THE DEFAULT RATE), THE
BORROWER SHALL PAY INTEREST ON THE UNPAID PRINCIPAL BALANCE OF THE OBLIGATIONS,
FROM THE FIRST DAY IMMEDIATELY FOLLOWING THE EXPIRATION OF SUCH 30-DAY PERIOD
UNTIL THE EARLIER OF PAYMENT IN FULL OF THE OBLIGATIONS OR THE DAY ON WHICH SUCH
EVENT OF DEFAULT IS CURED TO THE WRITTEN SATISFACTION OF THE BANK, AT AN ANNUAL
RATE AT ALL TIMES EQUAL TO TWO PERCENT (2%) OVER THE ANNUAL RATE OR RATES OF
INTEREST THAT WOULD OTHERWISE BE IN EFFECT FROM TIME TO TIME WITH RESPECT TO
SUCH OBLIGATIONS HAD THERE BEEN NO OCCURRENCE OF AN EVENT OF DEFAULT (THE
"DEFAULT RATE").


                  SECTION 4.6 LATE FEES. IF ANY AMOUNT DUE HEREUNDER OR UNDER
THE NOTES OR OTHER OBLIGATIONS (WHETHER PRINCIPAL, INTEREST, FEES, COSTS,
EXPENSES OR OTHERWISE) IS PAID MORE THAN THIRTY (30) DAYS AFTER THE STATED DUE
DATE FOR SUCH PAYMENT, THE BORROWER SHALL PAY TO THE BANK, ON DEMAND, A LATE
PAYMENT FEE EQUAL TO FIVE PERCENT (5%) OF THE PAST DUE AMOUNT.



ARTICLE  V

                        Conditions Precedent to Advances


                  SECTION 5.1 CONDITION PRECEDENT TO INITIAL ADVANCE. THE
OBLIGATION OF THE BANK TO MAKE ITS INITIAL ADVANCE IS SUBJECT TO THE CONDITION
PRECEDENT THAT THE BANK SHALL HAVE RECEIVED ON OR BEFORE THE DAY OF MAKING SUCH
ADVANCE THE FOLLOWING, EACH IN FORM AND SUBSTANCE SATISFACTORY TO THE BANK IN
ITS SOLE DISCRETION:

         (a) THE REVOLVING NOTE, DULY EXECUTED ON BEHALF OF THE BORROWER.

         (b) A LENDING LIMIT CERTIFICATION, DATED THE DATE HEREOF, DULY EXECUTED
         ON BEHALF OF THE BORROWER IN FORM AND SUBSTANCE SATISFACTORY TO THE
         BANK.

         (c) AN ACKNOWLEDGMENT, DATED THE DATE HEREOF, DULY EXECUTED ON BEHALF
         OF THE BORROWER IN FAVOR OF THE BANK, UNDER WHICH THE BORROWER
         ACKNOWLEDGES THAT THE LOAN DOCUMENTS DELIVERED PURSUANT TO THIS SECTION
         5.1 AND ALL OTHER DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT
         SET FORTH THE ENTIRE AGREEMENT BETWEEN THE BORROWER AND THE BANK WITH
         RESPECT TO THE MATTERS COVERED THEREIN AND THAT THERE ARE NO ORAL
         AGREEMENTS BINDING ON THE BANK.

         (d) AN AGREEMENT AND WAIVER, DATED THE DATE HEREOF, DULY EXECUTED ON
         BEHALF OF THE BORROWER, PROVIDING THE STATE LAW TO GOVERN THE LOAN
         DOCUMENTS DELIVERED PURSUANT TO THIS SECTION 5.1 AND ALL OTHER
         DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE
         OBLIGATIONS, CONSENTING TO PERSONAL JURISDICTION AND VENUE IN
         CONNECTION WITH ANY CONTROVERSY INVOLVING ANY SUCH DOCUMENTS AND
         WAIVING THE RIGHT TO TRIAL BY JURY IN CONNECTION WITH ANY SUCH
         CONTROVERSY.

         (e) CURRENT SEARCHES OF APPROPRIATE FILING OFFICES SHOWING THAT (I) NO
         STATE OR FEDERAL TAX LIENS HAVE BEEN FILED AND REMAIN IN EFFECT AGAINST
         THE BORROWER, AND (II) NO FINANCING STATEMENTS HAVE BEEN FILED AND
         REMAIN IN EFFECT AGAINST THE BORROWER EXCEPT FINANCING STATEMENTS
         PERFECTING ONLY SECURITY INTERESTS PERMITTED UNDER SECTION 8.1, IF ANY.

         (f) CURRENT FINANCIAL STATEMENTS/PROJECTIONS FOR THE BORROWER FOR THE
         12-MONTH PERIOD ENDING DECEMBER 31, 1996, ACCEPTABLE TO THE BANK.

         (g) A CERTIFIED COPY OF THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF
         THE BORROWER EVIDENCING APPROVAL OF THE LOAN DOCUMENTS DELIVERED
         PURSUANT TO THIS SECTION 5.1 AND OTHER MATTERS CONTEMPLATED HEREBY,
         CERTIFIED BY THE SECRETARY OR ASSISTANT SECRETARY OF THE BORROWER AS
         BEING A TRUE, CORRECT AND COMPLETE COPY THEREOF WHICH HAS BEEN DULY
         ADOPTED AND IS IN FULL FORCE AND EFFECT, TOGETHER WITH A CERTIFICATE OF
         SUCH SECRETARY OR ASSISTANT SECRETARY OF THE BORROWER CERTIFYING THE
         NAMES AND TRUE SIGNATURES OF THE OFFICERS OF THE BORROWER AUTHORIZED TO
         SIGN EACH LOAN DOCUMENT TO WHICH THE BORROWER IS A PARTY AND THE OTHER
         DOCUMENTS, CERTIFICATES AND REQUESTS FOR ADVANCES TO BE DELIVERED BY
         THE BORROWER HEREUNDER.

         (h) COPIES OF THE ARTICLES OF INCORPORATION AND BY-LAWS OF THE
         BORROWER, CERTIFIED BY THE SECRETARY OR ASSISTANT SECRETARY OF THE
         BORROWER AS BEING TRUE, CORRECT AND COMPLETE COPIES THEREOF.

         (i) A CURRENT CERTIFICATE OF GOOD STANDING FROM THE STATE OF MINNESOTA
         AND CURRENT EVIDENCE OF QUALIFICATION TO DO BUSINESS AS A FOREIGN
         CORPORATION FROM EACH OTHER STATE IN WHICH THE NATURE OF THE BUSINESS
         TRANSACTED BY THE BORROWER OR THE PROPERTIES OWNED BY IT WOULD MAKE
         SUCH QUALIFICATION NECESSARY.

         (j) A SIGNED COPY OF AN OPINION OF COUNSEL FOR THE BORROWER ADDRESSED
         TO THE BANK, AS TO THE MATTERS SET FORTH IN SECTIONS 6.1, 6.2, 6.3,
         6.7, AND 6.8 HEREOF AND AS TO SUCH OTHER MATTERS AS THE BANK AND ITS
         COUNSEL SHALL REQUIRE.

         (k) CERTIFICATES OF THE INSURANCE REQUIRED UNDER SECTION 7.7 HEREOF,
         WITH A LENDER'S LOSS PAYABLE ENDORSEMENT IN FAVOR OF THE BANK.

         (l) AN ENVIRONMENTAL QUESTIONNAIRE ON THE BANK'S STANDARD FORM,
         APPROPRIATELY COMPLETED BY THE BORROWER.

         (m) SUCH DULY EXECUTED UCC-3 TERMINATION STATEMENTS AND OTHER
         INSTRUMENTS AS SHALL BE NECESSARY TO TERMINATE AND SATISFY ALL LIENS
         AND SECURITY INTERESTS EXCEPT THOSE LIENS AND SECURITY INTERESTS
         PERMITTED UNDER SECTION 8.1 HEREOF.

         (n) PAYMENT OF ALL ORIGINATION FEES REQUIRED TO BE PAID ON THE DATE
         HEREOF UNDER ARTICLE III AND THE COSTS AND EXPENSES DESCRIBED IN
         SECTION 10.5.

         (o) SUCH OTHER ITEMS AS THE BANK MAY REQUEST.


                  SECTION 5.2 CONDITIONS PRECEDENT TO ALL ADVANCES. THE BANK'S
OBLIGATION TO MAKE EACH ADVANCE (INCLUDING THE INITIAL ADVANCE) SHALL BE SUBJECT
TO THE FURTHER CONDITIONS PRECEDENT THAT ON THE DATE OF MAKING SUCH ADVANCE THE
STATEMENTS SET FORTH IN (A) AND (B) BELOW SHALL BE TRUE (AND THE BORROWER'S
RECEIPT OF THE PROCEEDS OR BENEFIT OF SUCH ADVANCE SHALL BE DEEMED TO CONSTITUTE
A REPRESENTATION AND WARRANTY BY THE BORROWER THAT SUCH STATEMENTS ARE TRUE ON
SUCH DATE):

         (a) THE REPRESENTATIONS AND WARRANTIES CONTAINED IN ARTICLE VI OF THIS
         AGREEMENT ARE CORRECT ON AND AS OF THE DATE OF SUCH ADVANCE AS THOUGH
         MADE ON AND AS OF SUCH DATE;

         (b) NO EVENT HAS OCCURRED AND IS CONTINUING, OR WOULD RESULT FROM THE
         MAKING OF SUCH ADVANCE WHICH CONSTITUTES A DEFAULT OR AN EVENT OF
         DEFAULT.


ARTICLE  VI

                         Representations and Warranties

          The Borrower represents and warrants to the Bank as follows:


                  SECTION 6.1 EXISTENCE AND POWER. THE BORROWER IS A
CORPORATION, DULY FORMED, VALIDLY EXISTING AND IN GOOD STANDING UNDER THE LAWS
OF THE STATE OF MINNESOTA AND IS DULY LICENSED OR QUALIFIED TO TRANSACT BUSINESS
IN ALL JURISDICTIONS WHERE THE CHARACTER OF THE PROPERTY OWNED OR LEASED OR THE
NATURE OF THE BUSINESS TRANSACTED BY IT MAKES SUCH LICENSING OR QUALIFICATION
NECESSARY AND WHERE THE FAILURE TO BE DULY LICENSED OR QUALIFIED WOULD BE
MATERIALLY ADVERSE TO THE BORROWER. THE BORROWER HAS ALL REQUISITE POWER AND
AUTHORITY, CORPORATE OR OTHERWISE, TO CONDUCT ITS BUSINESS, TO OWN ITS
PROPERTIES AND TO EXECUTE AND DELIVER, AND TO PERFORM ALL OF ITS OBLIGATIONS
UNDER, THE LOAN DOCUMENTS.


                  SECTION 6.2 AUTHORIZATION OF BORROWING; NO CONFLICT AS TO LAW
OR AGREEMENTS. THE EXECUTION, DELIVERY AND PERFORMANCE BY THE BORROWER OF THE
LOAN DOCUMENTS AND THE BORROWINGS FROM TIME TO TIME HEREUNDER HAVE BEEN DULY
AUTHORIZED BY ALL NECESSARY CORPORATE ACTION AND DO AND WILL NOT (I) REQUIRE ANY
CONSENT OR APPROVAL OF THE STOCKHOLDERS OF THE BORROWER, OR ANY AUTHORIZATION,
CONSENT OR APPROVAL BY ANY GOVERNMENTAL DEPARTMENT, COMMISSION, BOARD, BUREAU,
AGENCY OR INSTRUMENTALITY, DOMESTIC OR FOREIGN, (II) VIOLATE ANY PROVISION OF
ANY LAW, RULE OR REGULATION OR OF ANY ORDER, WRIT, INJUNCTION OR DECREE
PRESENTLY IN EFFECT HAVING APPLICABILITY TO THE BORROWER OR OF THE ARTICLES OF
INCORPORATION OR BYLAWS OF THE BORROWER, (III) RESULT IN A BREACH OF OR
CONSTITUTE A DEFAULT UNDER ANY INDENTURE OR LOAN OR CREDIT AGREEMENT OR ANY
OTHER AGREEMENT, LEASE OR INSTRUMENT TO WHICH THE BORROWER IS A PARTY OR BY
WHICH IT OR ITS PROPERTIES MAY BE BOUND OR AFFECTED, OR (IV) RESULT IN, OR
REQUIRE, THE CREATION OR IMPOSITION OF ANY MORTGAGE, DEED OF TRUST, PLEDGE,
LIEN, SECURITY INTEREST OR OTHER CHARGE OR ENCUMBRANCE OF ANY NATURE UPON OR
WITH RESPECT TO ANY OF THE PROPERTIES NOW OWNED OR HEREAFTER ACQUIRED BY THE
BORROWER.


                  SECTION 6.3 LEGAL AGREEMENTS. THIS AGREEMENT AND THE NOTE,
WHEN EXECUTED AND DELIVERED BY THE BORROWER HEREUNDER, WILL CONSTITUTE, THE
LEGAL, VALID AND BINDING OBLIGATIONS OF THE BORROWER ENFORCEABLE AGAINST THE
BORROWER IN ACCORDANCE WITH THEIR RESPECTIVE TERMS.


                  SECTION 6.4 SUBSIDIARIES. THE BORROWER HAS ONE SUBSIDIARY,
GROW BIZ WORLDWIDE, LLP.


                  SECTION 6.5 FINANCIAL CONDITION. THE BORROWER HAS HERETOFORE
FURNISHED TO THE BANK ITS AUDITED FINANCIAL STATEMENTS AS OF AND FOR ITS FISCAL
YEAR ENDED DECEMBER 31, 1995 AND ITS INTERIM MONTHLY FINANCIAL STATEMENTS AS OF
AND FOR THE FISCAL YEAR-TO-DATE PERIOD ENDED JUNE 30, 1996. THOSE FINANCIAL
STATEMENTS FAIRLY PRESENT THE FINANCIAL CONDITION OF THE BORROWER ON THE DATES
THEREOF AND THE RESULTS OF ITS OPERATIONS FOR THE PERIODS THEN ENDED, AND, IN
THE CASE OF SUCH ANNUAL FINANCIAL STATEMENTS, ITS CASH FLOWS FOR THE FISCAL YEAR
THEN ENDED, AND ALL SUCH FINANCIAL STATEMENTS WERE PREPARED IN ACCORDANCE WITH
GAAP WITHOUT FOOTNOTES AND YEAR-END ADJUSTMENTS.


                  SECTION 6.6 ADVERSE CHANGE. THERE HAS BEEN NO MATERIAL ADVERSE
CHANGE IN THE BUSINESS, PROPERTIES OR CONDITION (FINANCIAL OR OTHERWISE) OF THE
BORROWER SINCE THE DATE OF THE LATEST FINANCIAL STATEMENT REFERRED TO IN SECTION
6.5.


                  SECTION 6.7 LITIGATION. EXCEPT AS LISTED IN SCHEDULE 6.7
HERETO, THERE ARE NO ACTIONS, SUITS OR PROCEEDINGS PENDING OR, TO THE KNOWLEDGE
OF THE BORROWER, THREATENED AGAINST OR AFFECTING THE BORROWER OR THE PROPERTIES
OF THE BORROWER BEFORE ANY COURT OR GOVERNMENTAL DEPARTMENT, COMMISSION, BOARD,
BUREAU, AGENCY OR INSTRUMENTALITY, DOMESTIC OR FOREIGN, WHICH, IF DETERMINED
ADVERSELY TO THE BORROWER, WOULD HAVE A MATERIAL ADVERSE EFFECT ON THE FINANCIAL
CONDITION, PROPERTIES, OR OPERATIONS OF THE BORROWER.


                  SECTION 6.8 REGULATION G. THE BORROWER IS NOT ENGAGED IN THE
BUSINESS OF EXTENDING CREDIT FOR THE PURPOSE OF PURCHASING OR CARRYING MARGIN
STOCK (WITHIN THE MEANING OF REGULATION G OF THE BOARD OF GOVERNORS OF THE
FEDERAL RESERVE SYSTEM), AND NO PART OF THE PROCEEDS OF ANY ADVANCE OR PROCEEDS
RELATED TO ANY OTHER OBLIGATIONS WILL BE USED TO PURCHASE OR CARRY ANY MARGIN
STOCK OR TO EXTEND CREDIT TO OTHERS FOR THE PURPOSE OF PURCHASING OR CARRYING
ANY MARGIN STOCK EXCEPT AS SPECIFIED IN SECTION 3.1(e).


                  SECTION 6.9 TAXES. THE BORROWER HAS PAID OR CAUSED TO BE PAID
TO THE PROPER AUTHORITIES WHEN DUE ALL FEDERAL, STATE AND LOCAL TAXES REQUIRED
TO BE WITHHELD BY THE BORROWER. THE BORROWER HAS FILED ALL FEDERAL, STATE AND
LOCAL TAX RETURNS WHICH ARE REQUIRED TO BE FILED, AND THE BORROWER HAS PAID OR
CAUSED TO BE PAID TO THE RESPECTIVE TAXING AUTHORITIES ALL TAXES AS SHOWN ON
SAID RETURNS OR ON ANY ASSESSMENT RECEIVED BY IT TO THE EXTENT SUCH TAXES HAVE
BECOME DUE AND TO THE EXTENT THE FAILURE TO MAKE SUCH PAYMENTS COULD HAVE A
MATERIAL ADVERSE EFFECT ON THE FINANCIAL CONDITION, PROPERTIES OR OPERATIONS OF
THE BORROWER.


                  SECTION 6.10 TITLES AND LIENS. THE BORROWER HAS GOOD TITLE TO
EACH OF THE PROPERTIES AND ASSETS REFLECTED IN THE LATEST BALANCE SHEET REFERRED
TO IN SECTION 6.5, FREE AND CLEAR OF ALL MORTGAGES, SECURITY INTERESTS, LIENS
AND ENCUMBRANCES, EXCEPT FOR MORTGAGES, SECURITY INTERESTS AND LIENS PERMITTED
BY SECTION 8.1 AND COVENANTS, RESTRICTIONS, RIGHTS, EASEMENTS AND MINOR
IRREGULARITIES IN TITLE WHICH DO NOT MATERIALLY INTERFERE WITH THE BUSINESS OR
OPERATIONS OF THE BORROWER AS PRESENTLY CONDUCTED. NO FINANCING STATEMENT NAMING
THE BORROWER AS DEBTOR IS ON FILE IN ANY OFFICE EXCEPT TO PERFECT ONLY SECURITY
INTERESTS PERMITTED BY SECTION 8.1.


                  SECTION 6.11 PLANS. NEITHER THE BORROWER NOR ANY OF ITS
AFFILIATES MAINTAINS OR HAS MAINTAINED ANY PLAN EXCEPT AS PREVIOUSLY DISCLOSED
TO THE BANK. NEITHER THE BORROWER NOR ANY AFFILIATE HAS RECEIVED ANY NOTICE OR
HAS ANY KNOWLEDGE TO THE EFFECT THAT IT IS NOT IN FULL COMPLIANCE WITH ANY OF
THE REQUIREMENTS OF ERISA. NO REPORTABLE EVENT OR OTHER FACT OR CIRCUMSTANCE
WHICH MAY HAVE A MATERIALLY ADVERSE EFFECT ON THE PLAN'S TAX QUALIFIED STATUS
EXISTS IN CONNECTION WITH ANY PLAN. NEITHER THE BORROWER NOR ANY OF ITS
AFFILIATES HAS:

         (a) ANY ACCUMULATED FUNDING DEFICIENCY WITHIN THE MEANING OF ERISA; OR

         (b) ANY LIABILITY OR KNOWS OF ANY FACT OR CIRCUMSTANCES WHICH COULD
         RESULT IN ANY LIABILITY TO THE PENSION BENEFIT GUARANTY CORPORATION,
         THE INTERNAL REVENUE SERVICE, THE DEPARTMENT OF LABOR OR ANY
         PARTICIPANT IN CONNECTION WITH ANY PLAN (OTHER THAN ACCRUED BENEFITS
         WHICH OR WHICH MAY BECOME PAYABLE TO PARTICIPANTS OR BENEFICIARIES OF
         ANY SUCH PLAN).


                  SECTION 6.12 DEFAULT. THE BORROWER IS IN COMPLIANCE WITH ALL
PROVISIONS OF ALL AGREEMENTS, INSTRUMENTS, DECREES AND ORDERS TO WHICH IT IS A
PARTY OR BY WHICH IT OR ITS PROPERTY IS BOUND OR AFFECTED, THE BREACH OR DEFAULT
OF WHICH COULD HAVE A MATERIAL ADVERSE EFFECT ON THE FINANCIAL CONDITION,
PROPERTIES OR OPERATIONS OF THE BORROWER.


                  SECTION 6.13 ENVIRONMENTAL PROTECTION. THE BORROWER HAS
OBTAINED AND DELIVERED TO THE BANK ALL PERMITS, LICENSES AND OTHER
AUTHORIZATIONS WHICH ARE REQUIRED UNDER FEDERAL, STATE AND LOCAL ENVIRONMENTAL
LAWS AT THE BORROWER'S FACILITIES OR IN CONNECTION WITH THE OPERATION OF ITS
FACILITIES. THE BORROWER AND ALL ACTIVITIES OF THE BORROWER AT ITS FACILITIES
COMPLY WITH ALL ENVIRONMENTAL LAWS AND WITH ALL TERMS AND CONDITIONS OF ANY
REQUIRED PERMITS, LICENSES AND AUTHORIZATIONS APPLICABLE TO THE BORROWER WITH
RESPECT THERETO TO THE EXTENT THE FAILURE TO SO COMPLY COULD HAVE A MATERIALLY
ADVERSE EFFECT ON THE FINANCIAL CONDITION, PROPERTIES OR OPERATIONS OF THE
BORROWER. THE BORROWER IS ALSO IN COMPLIANCE WITH ALL LIMITATIONS, RESTRICTIONS,
CONDITIONS, STANDARDS, PROHIBITIONS, REQUIREMENTS, OBLIGATIONS, SCHEDULES AND
TIMETABLES CONTAINED IN ENVIRONMENTAL LAWS OR CONTAINED IN ANY PLAN, ORDER,
DECREE, JUDGMENT OR NOTICE OF WHICH THE BORROWER IS AWARE TO THE EXTENT THE
FAILURE TO SO COMPLY COULD HAVE A MATERIALLY ADVERSE EFFECT ON THE FINANCIAL
CONDITION, PROPERTIES OR OPERATIONS OF THE BORROWER. THE BORROWER IS NOT AWARE
OF, NOR HAS THE BORROWER RECEIVED NOTICE OF, ANY EVENTS, CONDITIONS,
CIRCUMSTANCES, ACTIVITIES, PRACTICES, INCIDENTS, ACTIONS OR PLANS WHICH MAY
INTERFERE WITH OR PREVENT CONTINUED COMPLIANCE WITH, OR WHICH MAY GIVE RISE TO
ANY LIABILITY UNDER, ANY ENVIRONMENTAL LAWS.


                  SECTION 6.14 SUBMISSIONS TO BANK. ALL FINANCIAL AND OTHER
INFORMATION PROVIDED TO THE BANK BY OR ON BEHALF OF THE BORROWER IN CONNECTION
WITH THE BORROWER'S REQUEST FOR THE CREDIT FACILITIES CONTEMPLATED HEREBY IS
TRUE AND CORRECT IN ALL MATERIAL RESPECTS AND, AS TO PROJECTIONS, VALUATIONS OR
PROFORMA FINANCIAL STATEMENTS, PRESENT A GOOD FAITH OPINION AS TO SUCH
PROJECTIONS, VALUATIONS AND PROFORMA CONDITION AND RESULTS.

                                   ARTICLE VII

                             Affirmative Covenants

                  So long as the Note or other Obligation shall remain unpaid or any Commitment shall be outstanding, the Borrower will comply with the following requirements, unless the Bank shall otherwise consent in writing:


                  SECTION 7.1 FINANCIAL STATEMENTS. THE BORROWER WILL DELIVER OR
CAUSE TO BE DELIVERED TO THE BANK:

         (a) AS SOON AS AVAILABLE, AND IN ANY EVENT WITHIN 90 DAYS AFTER THE
         END OF EACH FISCAL YEAR OF THE BORROWER, A COPY OF THE ANNUAL AUDIT
         REPORT FOR THE BORROWER WITH THE UNQUALIFIED OPINION ISSUED BY
         INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS SELECTED BY THE BORROWER AND
         ACCEPTABLE TO THE BANK, WHICH ANNUAL REPORT SHALL INCLUDE THE BALANCE
         SHEET OF THE BORROWER AS AT THE END OF SUCH FISCAL YEAR AND THE RELATED
         STATEMENTS OF INCOME, RETAINED EARNINGS AND CASH FLOWS OF THE BORROWER
         FOR THE FISCAL YEAR THEN ENDED, ALL IN REASONABLE DETAIL AND ALL
         PREPARED IN ACCORDANCE WITH GAAP APPLIED ON A BASIS CONSISTENT WITH THE
         ACCOUNTING PRACTICES APPLIED IN THE ANNUAL FINANCIAL STATEMENTS
         REFERRED TO IN SECTION 6.5, TOGETHER WITH (A) A REPORT SIGNED BY SUCH
         ACCOUNTANTS STATING THAT THEY UNDERSTAND THAT THE BANK IS RELYING ON
         SUCH REPORT AND (B) A COMPLIANCE CERTIFICATE DULY COMPLETED AND SIGNED
         BY AN OFFICER OF THE BORROWER BASED ON SUCH FINANCIAL STATEMENTS FOR
         SUCH FISCAL YEAR.

         (b) AT LEAST 30 DAYS PRIOR TO THE BEGINNING OF EACH FISCAL YEAR OF THE
         BORROWER, FINANCIAL PROJECTIONS OF THE BORROWER FOR SUCH FISCAL YEAR,
         WHICH FINANCIAL PROJECTIONS SHALL BE ON A MONTH BY MONTH BASIS AND
         SHALL BE IN SUCH DETAIL AND FORMAT AS IS SATISFACTORY TO THE BANK, AND
         SHALL BE CERTIFIED BY THE CHIEF FINANCIAL OFFICER OF THE BORROWER AS
         BEING THE MOST ACCURATE FINANCIAL PROJECTIONS AVAILABLE AND IDENTICAL
         TO THE FINANCIAL PROJECTIONS USED INTERNALLY BY THE BORROWER, TOGETHER
         WITH SUCH SUPPORTING SCHEDULES AND INFORMATION AS THE BANK MAY IN ITS
         SOLE DISCRETION REQUIRE.

         (c) AS SOON AS AVAILABLE AND IN ANY EVENT WITHIN 60 DAYS AFTER THE END
         OF EACH FISCAL QUARTER OF THE BORROWER, THE BALANCE SHEET OF THE
         BORROWER AS AT THE END OF SUCH MONTH AND RELATED STATEMENTS OF EARNINGS
         OF THE BORROWER FOR SUCH QUARTER AND FOR THE YEAR TO DATE, IN
         REASONABLE DETAIL AND STATING IN COMPARATIVE FORM THE FIGURES FOR THE
         CORRESPONDING DATE AND PERIOD IN THE PREVIOUS YEAR, ALL PREPARED IN
         ACCORDANCE WITH GAAP APPLIED ON A BASIS CONSISTENT WITH THE ACCOUNTING
         PRACTICES REFLECTED IN THE ANNUAL FINANCIAL STATEMENTS REFERRED TO IN
         SECTION 6.5 AND SUBJECT TO YEAR-END AUDIT ADJUSTMENTS, AND ACCOMPANIED
         BY A COMPLIANCE CERTIFICATE DULY COMPLETED AND SIGNED BY AN OFFICER OF
         THE BORROWER BASED ON SUCH FINANCIAL STATEMENTS.

         (d) WITHIN 90 DAYS AFTER THE END OF EACH FISCAL YEAR OF THE BORROWER,
         A CERTIFICATION REPORT SIGNED BY AN OFFICER OF THE BORROWER AS TO THE
         BORROWER'S COMPLIANCE WITH SECTION 8.6 HEREOF, IN SUCH FORM AND
         CONTAINING SUCH DETAIL AND SUPPORT AS THE BANK MAY REQUIRE.

         (e) IMMEDIATELY AFTER THE COMMENCEMENT THEREOF, NOTICE IN WRITING OF
         ALL LITIGATION AND OF ALL PROCEEDINGS BEFORE ANY GOVERNMENTAL OR
         REGULATORY AGENCY AFFECTING THE BORROWER OF THE TYPE DESCRIBED IN
         SECTION 6.7.

         (f) AS PROMPTLY AS PRACTICABLE (BUT IN ANY EVENT NOT LATER THAN FIVE
         BUSINESS DAYS) AFTER AN OFFICER OF THE BORROWER OBTAINS KNOWLEDGE OF
         THE OCCURRENCE OF ANY DEFAULT OR EVENT OF DEFAULT, NOTICE OF SUCH
         OCCURRENCE, TOGETHER WITH A DETAILED STATEMENT BY A RESPONSIBLE OFFICER
         OF THE BORROWER OF THE STEPS BEING TAKEN BY THE BORROWER TO CURE THE
         EFFECT OF SUCH EVENT.

         (g) AS PROMPTLY AS PRACTICABLE (BUT IN ANY EVENT NOT LATER THAN FIVE
         BUSINESS DAYS) AFTER AN OFFICER OF THE BORROWER OBTAINS KNOWLEDGE OF
         THE OCCURRENCE OF ANY EVENT OR SERIES OF EVENTS WHICH IS OR ARE, TAKEN
         TOGETHER, REASONABLY LIKELY TO HAVE A MATERIAL ADVERSE EFFECT ON THE
         BORROWER OR ITS OPERATIONS, OR TO CAUSE THE OCCURRENCE OF AN EVENT OF
         DEFAULT, NOTICE OF SUCH OCCURRENCE, TOGETHER WITH SUCH INFORMATION
         CONCERNING SUCH OCCURRENCE AND THE EFFECT THEREOF AS THE BANK SHALL
         REQUIRE.

         (h) PROMPTLY AFTER THE FILING THEREOF, COPIES OF ALL FORMS 10-K, 10-Q
         AND ALL OTHER REGULAR AND PERIODIC FINANCIAL REPORTS, REGISTRATION
         STATEMENTS, PROSPECTUSES OR FILINGS WHICH THE BORROWER SHALL FILE WITH
         THE SECURITIES AND EXCHANGE COMMISSION OR ANY NATIONAL SECURITIES
         EXCHANGE.

         (i) SUCH OTHER INFORMATION RESPECTING THE FINANCIAL CONDITION, RESULTS
         OF OPERATIONS AND PROPERTY OF THE BORROWER AS THE BANK MAY FROM TIME TO
         TIME REASONABLY REQUEST.


                  SECTION 7.2 BOOKS AND RECORDS; INSPECTION AND EXAMINATION.
THE BORROWER WILL KEEP ACCURATE BOOKS OF RECORD AND ACCOUNT FOR ITSELF IN WHICH
TRUE AND COMPLETE ENTRIES WILL BE MADE IN ACCORDANCE WITH GAAP CONSISTENTLY
APPLIED AND, AT ANY TIME FROM THE OCCURRENCE AND DURING THE CONTINUANCE OF AN
EVENT OF DEFAULT HEREUNDER, UPON REQUEST OF THE BANK, WILL GIVE ANY
REPRESENTATIVE OF THE BANK ACCESS TO, AND PERMIT SUCH REPRESENTATIVE TO EXAMINE,
COPY OR MAKE EXTRACTS FROM, ANY AND ALL BOOKS, RECORDS AND DOCUMENTS IN ITS
POSSESSION, TO INSPECT ANY OF ITS PROPERTIES AND TO DISCUSS ITS AFFAIRS,
FINANCES AND ACCOUNTS WITH ANY OF ITS PRINCIPAL OFFICERS, ALL AT SUCH TIMES
DURING NORMAL BUSINESS HOURS AND AS OFTEN AS THE BANK MAY REASONABLY REQUEST,
AND, AT ANY TIME FROM THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF
DEFAULT, WILL PERMIT THE BANK TO SEND AND DISCUSS WITH BORROWER'S ACCOUNT
DEBTORS REQUESTS FOR VERIFICATION OF AMOUNTS OWED TO THE BORROWER, AS OFTEN AS
THE BANK SHALL DESIRE.


                  SECTION 7.3 COMPLIANCE WITH LAWS. THE BORROWER WILL (A)
COMPLY WITH THE REQUIREMENTS OF APPLICABLE LAWS AND REGULATIONS, THE
NONCOMPLIANCE WITH WHICH WOULD MATERIALLY AND ADVERSELY AFFECT ITS BUSINESS OR
FINANCIAL CONDITION, (B) COMPLY WITH ALL APPLICABLE ENVIRONMENTAL LAWS, AND
OBTAIN ANY PERMITS, LICENSES OR SIMILAR APPROVALS REQUIRED BY ANY SUCH
ENVIRONMENTAL LAWS, THE NONCOMPLIANCE WITH WHICH WOULD MATERIALLY AND ADVERSELY
AFFECT ITS BUSINESS OR FINANCIAL CONDITION, AND (C) USE AND KEEP THE BORROWER'S
PROPERTY, AND WILL REQUIRE THAT OTHERS USE AND KEEP SUCH PROPERTY, ONLY FOR
LAWFUL PURPOSES, WITHOUT VIOLATION OF ANY FEDERAL, STATE OR LOCAL LAW, STATUTE
OR ORDINANCE TO THE EXTENT THE FAILURE TO SO USE AND KEEP SUCH PROPERTY WOULD
MATERIALLY AND ADVERSELY AFFECT THE BORROWER'S BUSINESS OR FINANCIAL CONDITION.


                  SECTION 7.4 PAYMENT OF TAXES AND OTHER CLAIMS. THE BORROWER
WILL PAY OR DISCHARGE, WHEN DUE, (A) ALL TAXES, ASSESSMENTS AND GOVERNMENTAL
CHARGES LEVIED OR IMPOSED UPON IT OR UPON ANY PROPERTIES BELONGING TO IT, PRIOR
TO THE DATE ON WHICH PENALTIES ATTACH THERETO, (B) ALL FEDERAL, STATE AND LOCAL
TAXES REQUIRED TO BE WITHHELD BY IT, AND (C) ALL LAWFUL CLAIMS FOR LABOR,
MATERIALS AND SUPPLIES WHICH, IF UNPAID MIGHT BY LAW BECOME A LIEN OR CHARGE
UPON ANY PROPERTIES OF THE BORROWER; PROVIDED THAT THE BORROWER SHALL NOT BE
REQUIRED TO PAY ANY SUCH TAX, ASSESSMENT, CHARGE OR CLAIM WHOSE AMOUNT,
APPLICABILITY OR VALIDITY IS BEING CONTESTED IN GOOD FAITH BY APPROPRIATE
PROCEEDINGS.


                  SECTION 7.5 MAINTENANCE OF PROPERTIES, RIGHTS TO INTELLECTUAL
PROPERTY. THE BORROWER WILL KEEP AND MAINTAIN ALL OF ITS PROPERTIES NECESSARY OR
USEFUL IN ITS BUSINESS IN GOOD CONDITION, REPAIR AND WORKING ORDER. THE BORROWER
WILL AT ALL TIMES OWN OR HOLD A VALID, IRREVOCABLE AND EXCLUSIVE LICENSE TO USE
ALL PATENTS, TRADEMARKS, COPYRIGHTS AND OTHER INTELLECTUAL PROPERTY INTERESTS
WHICH ARE UTILIZED IN THE BORROWER'S OPERATIONS OR WHICH ARE BEING DEVELOPED BY
OR ON BEHALF OF THE BORROWER OR FOR USE IN THE BORROWER'S OPERATIONS, AND THE
BORROWER WILL HAVE THE FULL AND EXCLUSIVE RIGHT TO CONTROL AND MANAGE ALL SUCH
INTELLECTUAL PROPERTY INTERESTS. THE BORROWER WILL PROTECT, DEFEND AND MAINTAIN
ALL SUCH INTELLECTUAL PROPERTY INTERESTS, INCLUDING WITHOUT LIMITATION
PROSECUTION OF ALL PATENT, TRADEMARK AND COPYRIGHT APPLICATIONS AND TIMELY
PAYMENT OF ALL NECESSARY MAINTENANCE AND OTHER FEES; PROVIDED, HOWEVER, THAT THE
BORROWER SHALL NOT BE REQUIRED TO PROTECT, DEFEND AND MAINTAIN SUCH INTELLECTUAL
PROPERTY INTERESTS IF ITS BOARD OF DIRECTORS SHALL DETERMINE THAT THE
PRESERVATION THEREOF IS NO LONGER DESIRABLE IN THE CONDUCT OF THE BUSINESS OF
THE BORROWER AND THAT THE LOSS THEREOF IS NOT DISADVANTAGEOUS IN ANY MATERIAL
RESPECT TO THE BANK AS A HOLDER OF THE NOTE OR AS THE OBLIGEE OF ANY OTHER
OBLIGATIONS.


                  SECTION 7.6 PRESERVATION OF EXISTENCE. THE BORROWER WILL
PRESERVE AND MAINTAIN ITS PRESENT LEGAL EXISTENCE AND ALL OF ITS RIGHTS,
PRIVILEGES AND FRANCHISES; PROVIDED, HOWEVER, THAT THE BORROWER SHALL NOT BE
REQUIRED TO PRESERVE ANY OF ITS RIGHTS, PRIVILEGES AND FRANCHISES IF ITS BOARD
OF DIRECTORS SHALL DETERMINE THAT THE PRESERVATION THEREOF IS NO LONGER
DESIRABLE IN THE CONDUCT OF THE BUSINESS OF THE BORROWER AND THAT THE LOSS
THEREOF IS NOT DISADVANTAGEOUS IN ANY MATERIAL RESPECT TO THE BANK AS A HOLDER
OF THE NOTE OR AS THE OBLIGEE OF ANY OTHER OBLIGATIONS.


                  SECTION 7.7 INSURANCE. THE BORROWER WILL OBTAIN AND AT ALL
TIMES MAINTAIN INSURANCE WITH INSURERS BELIEVED BY THE BORROWER TO BE
RESPONSIBLE AND REPUTABLE, IN SUCH AMOUNTS AND AGAINST SUCH RISKS AS MAY FROM
TIME TO TIME BE REQUIRED BY THE BANK AND AS IS USUALLY CARRIED BY COMPANIES
ENGAGED IN SIMILAR BUSINESS AND OWNING SIMILAR PROPERTIES IN THE SAME GENERAL
AREAS IN WHICH THE BORROWER OPERATES.


                  SECTION 7.8 CURRENT RATIO. THE BORROWER WILL MAINTAIN AT ALL
TIMES THE RATIO OF ITS CURRENT ASSETS TO CURRENT LIABILITIES AT NOT LESS THAN
1.15 TO 1.


                  SECTION 7.9 CAPITAL BASE PLUS REPURCHASED STOCK AMOUNT. FOR
EACH PERIOD BELOW, THE BORROWER WILL MAINTAIN AT ALL TIMES ITS CAPITAL BASE PLUS
THE REPURCHASED STOCK AMOUNT IN AN AMOUNT NOT LESS THAN THE AMOUNT SET FORTH
OPPOSITE SUCH PERIOD:


                           PERIOD                    MINIMUM CAPITAL BASE
                           ------                    --------------------

                  The date hereof
                  through December 30, 1996          $13,100,000
                  December 31, 1996
                  and thereafter                     $14,100,000


                  SECTION 7.10 TOTAL LIABILITIES TO CAPITAL BASE RATIO. THE
BORROWER WILL MAINTAIN AT ALL TIMES THE RATIO OF ITS TOTAL LIABILITIES, OTHER
THAN SUBORDINATED DEBT, TO CAPITAL BASE AT NOT MORE THAN 2.00 TO 1.00.


ARTICLE  VIII

                               Negative Covenants

                  So long as any Note or other Obligation shall remain unpaid or any Commitment shall be outstanding, the Borrower agrees that, without the prior written consent of the Bank:


                  SECTION 8.1 LIENS. THE BORROWER WILL NOT CREATE, INCUR,
ASSUME OR SUFFER TO EXIST ANY MORTGAGE, DEED OF TRUST, PLEDGE, LIEN, SECURITY
INTEREST, OR OTHER CHARGE OR ENCUMBRANCE OF ANY NATURE ON ANY OF ITS ASSETS, NOW
OWNED OR HEREAFTER ACQUIRED, OR ASSIGN OR OTHERWISE CONVEY ANY RIGHT TO RECEIVE
INCOME OR GIVE ITS CONSENT TO THE SUBORDINATION OF ANY RIGHT OR CLAIM OF THE
BORROWER TO ANY RIGHT OR CLAIM OF ANY OTHER PERSON; EXCLUDING, HOWEVER, FROM THE
OPERATION OF THE FOREGOING:

         (a) LIENS FOR TAXES, ASSESSMENTS OR OTHER GOVERNMENTAL CHARGES,
         MATERIALMEN'S, MERCHANTS', CARRIERS', WORKER'S, REPAIRER'S OR OTHER
         LIKE LIENS ARISING IN THE ORDINARY COURSE OF BUSINESS, TO THE EXTENT
         NOT REQUIRED TO BE PAID BY SECTION 7.4.

         (b) PLEDGES OR DEPOSITS TO SECURE OBLIGATIONS UNDER WORKER'S
         COMPENSATION LAWS, UNEMPLOYMENT INSURANCE AND SOCIAL SECURITY LAWS, OR
         TO SECURE THE PERFORMANCE OF BIDS, TENDERS, CONTRACTS (OTHER THAN FOR
         THE REPAYMENT OF BORROWED MONEY) OR LEASES OR TO SECURE STATUTORY
         OBLIGATIONS OR SURETY OR APPEAL BONDS, OR TO SECURE INDEMNITY,
         PERFORMANCE OR OTHER SIMILAR BONDS IN THE ORDINARY COURSE OF BUSINESS.

         (c) ZONING RESTRICTIONS, EASEMENTS, LICENSES, RESTRICTIONS ON THE USE
         OF REAL PROPERTY OR MINOR IRREGULARITIES IN TITLE THERETO, WHICH DO NOT
         MATERIALLY IMPAIR THE USE OF SUCH PROPERTY IN THE OPERATION OF THE
         BUSINESS OF THE BORROWER OR THE VALUE OF SUCH PROPERTY FOR THE PURPOSE
         OF SUCH BUSINESS.

         (d) MORTGAGES, LIENS, PLEDGES AND SECURITY INTERESTS ON ANY PROPERTY OF
         THE BORROWER SECURING ANY INDEBTEDNESS FOR BORROWED MONEY IN EXISTENCE
         ON THE DATE HEREOF AND LISTED IN EXHIBIT B HERETO.

         (e) LIENS ARISING OUT OF A JUDGMENT AGAINST THE BORROWER FOR THE
         PAYMENT OF MONEY WITH RESPECT TO WHICH AN APPEAL IS BEING PROSECUTED
         AND A STAY OF EXECUTION PENDING SUCH APPEAL HAS BEEN ISSUED.

         (f) PURCHASE MONEY MORTGAGES, LIENS, OR SECURITY INTERESTS (WHICH TERM
         FOR PURPOSES OF THIS SUBSECTION SHALL INCLUDE CONDITIONAL SALE
         AGREEMENTS OR OTHER TITLE RETENTION AGREEMENTS AND LEASES IN THE NATURE
         OF TITLE RETENTION AGREEMENTS) UPON OR IN PROPERTY ACQUIRED AFTER THE
         DATE HEREOF, OR MORTGAGES, LIENS OR SECURITY INTERESTS EXISTING IN SUCH
         PROPERTY AT THE TIME OF ACQUISITION THEREOF, PROVIDED THAT NO SUCH
         MORTGAGE, LIEN OR SECURITY INTEREST EXTENDS OR SHALL EXTEND TO OR COVER
         ANY PROPERTY OF THE BORROWER OTHER THAN THE PROPERTY THEN BEING
         ACQUIRED AND FIXED IMPROVEMENTS THEN OR THEREAFTER ERECTED THEREON.


                  SECTION 8.2 INDEBTEDNESS. THE BORROWER WILL NOT INCUR,
CREATE, ASSUME OR PERMIT TO EXIST ANY INDEBTEDNESS FOR BORROWED MONEY, OR ANY
OTHER INDEBTEDNESS OR LIABILITY EVIDENCED BY NOTES, BONDS, DEBENTURES OR SIMILAR
OBLIGATIONS, EXCEPT:

         (a) INDEBTEDNESS OWED TO THE BANK.

         (b) INDEBTEDNESS OF THE BORROWER IN EXISTENCE ON THE DATE HEREOF AND
         LISTED IN EXHIBIT B HERETO AND RENEWALS THEREOF.

         (c) INDEBTEDNESS FOR BORROWED MONEY INCURRED BY THE BORROWER AFTER THE
         DATE OF THIS AGREEMENT WHICH HAS BEEN PERMITTED BY THE BANK IN WRITING.

         (d) PURCHASE MONEY INDEBTEDNESS OF THE BORROWER, SECURED BY MORTGAGES,
         SECURITY INTERESTS OR LIENS PERMITTED UNDER SECTION 8.1(f) HEREOF.


                  SECTION 8.3 GUARANTIES. THE BORROWER WILL NOT ASSUME,
GUARANTEE, ENDORSE OR OTHERWISE BECOME DIRECTLY OR CONTINGENTLY LIABLE IN
CONNECTION WITH ANY OBLIGATIONS OF ANY OTHER PERSON, EXCEPT:

         (a) THE ENDORSEMENT OF NEGOTIABLE INSTRUMENTS BY THE BORROWER FOR
         DEPOSIT OR COLLECTION OR SIMILAR TRANSACTIONS IN THE ORDINARY COURSE OF
         BUSINESS.

         (b) GUARANTIES, ENDORSEMENTS AND OTHER DIRECT OR CONTINGENT LIABILITIES
         IN CONNECTION WITH THE OBLIGATIONS OF OTHER PERSONS IN EXISTENCE ON THE
         DATE HEREOF AND LISTED IN EXHIBIT B HERETO.


                  SECTION 8.4 INVESTMENTS. THE BORROWER WILL NOT (A) CREATE OR
PERMIT TO EXIST ANY SUBSIDIARY OR (B) PURCHASE OR HOLD BENEFICIALLY ANY STOCK OR
OTHER SECURITIES OR EVIDENCE OF INDEBTEDNESS OF, MAKE OR PERMIT TO EXIST ANY
LOANS OR ADVANCES TO, OR MAKE ANY INVESTMENT OR ACQUIRE ANY INTEREST WHATSOEVER
IN, ANY OTHER PERSON, EXCEPT:

                  (i) investments in direct obligations of the United States of America or any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America having a maturity of one year or less, commercial paper issued by U.S. corporations rated "A-1" or "A-2" by Standard & Poors
         Corporation or "P-1" or "P-2" by Moody's Investors Service, certificates of deposit or bankers' acceptances having a maturity of one year or less issued by members of the Federal Reserve System having deposits in excess of $100,000,000 (which certificates of deposit or bankers' acceptances are fully insured by the Federal Deposit Insurance
         Corporation), deposits with the Bank or other financial institutions which are fully insured by the Federal Deposit Insurance Corporation or money market mutual funds which invest exclusively in any of the investments listed in this Section 8.4(b)(i) hereof;

                  (ii) reasonable travel advances to officers and employees of the Borrower in the ordinary course of business;

                  (iii) advances in the form of progress payments, prepaid rent or security deposits;

                  (iv) loans to account debtors which are obligations previously evidenced as accounts receivable and are converted into notes in the Borrower's ordinary course of business provided that such loans mature in twelve (12) months or less; and

                  (v) loans to franchisees of the Borrower, provided that such loans mature in twelve (12) months or less.


                  SECTION 8.5 CONSOLIDATION AND MERGER. THE BORROWER WILL NOT
CONSOLIDATE WITH OR MERGE INTO ANY PERSON OR PERMIT ANY OTHER PERSON TO MERGE
INTO IT OR ACQUIRE (IN A TRANSACTION ANALOGOUS IN PURPOSE OR EFFECT TO A
CONSOLIDATION OR MERGER) ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF ANY OTHER
PERSON.


                  SECTION 8.6 HAZARDOUS SUBSTANCES. THE BORROWER WILL NOT CAUSE
OR PERMIT ANY HAZARDOUS SUBSTANCE TO BE DISPOSED OF IN ANY MANNER WHICH MIGHT
RESULT IN ANY MATERIAL LIABILITY TO THE BORROWER.


                  SECTION 8.7 RESTRICTIONS ON NATURE OF BUSINESS. THE BORROWER
WILL NOT ENGAGE IN ANY LINE OF BUSINESS MATERIALLY DIFFERENT FROM THAT PRESENTLY
ENGAGED IN BY THE BORROWER.


                  SECTION 8.8 TRANSACTIONS WITH AFFILIATES. EXCEPT AS PERMITTED
BY SECTION 8.4, THE BORROWER SHALL NOT MAKE ANY LOAN OR CAPITAL CONTRIBUTION TO,
OR ANY OTHER INVESTMENT IN, ANY AFFILIATE, OR MAKE ANY DISTRIBUTION OR OTHER
CASH TRANSFER OF ANY KIND TO, ANY AFFILIATE, PROVIDED, HOWEVER, THAT THE
BORROWER MAY PAY SALARIES AND BONUSES TO ITS EMPLOYEES, DIRECTORS, AND OFFICERS.
THE BORROWER SHALL NOT ENGAGE IN ANY OTHER TRANSACTION (INCLUDING BUT NOT
LIMITED TO PURCHASES AND SALES OF GOODS AND SERVICES) WITH ANY AFFILIATE OTHER
THAN THE PURCHASE AND SALE OF GOODS AND SERVICES IN THE ORDINARY COURSE OF
BUSINESS, ON ORDINARY BUSINESS TERMS, AT FAIR MARKET PRICES DETERMINED FOR
TRANSACTIONS ENTERED ON AN ARM'S LENGTH BASIS.


                  SECTION 8.9 SALE OR TRANSFER OF ASSETS; SUSPENSION OF
BUSINESS OPERATIONS. THE BORROWER WILL NOT SELL, LEASE, ASSIGN, TRANSFER OR
OTHERWISE DISPOSE OF ALL OR A SUBSTANTIAL PART OF ITS ASSETS (WHETHER IN ONE
TRANSACTION OR IN A SERIES OF TRANSACTIONS) TO ANY OTHER PERSON OTHER THAN IN
THE ORDINARY COURSE OF BUSINESS AND WILL NOT IN ANY MANNER TRANSFER ANY PROPERTY
WITHOUT PRIOR OR PRESENT RECEIPT OF FULL AND ADEQUATE CONSIDERATION. THE
BORROWER WILL NOT LIQUIDATE, DISSOLVE OR SUSPEND ITS BUSINESS OPERATIONS.


                  SECTION 8.10 SALE AND LEASEBACK. THE BORROWER WILL NOT ENTER
INTO ANY ARRANGEMENT, DIRECTLY OR INDIRECTLY, WITH ANY OTHER PERSON WHEREBY THE
BORROWER SHALL SELL OR TRANSFER ANY REAL OR PERSONAL PROPERTY, WHETHER NOW OWNED
OR HEREAFTER ACQUIRED, AND THEN OR THEREAFTER RENT OR LEASE AS LESSEE SUCH
PROPERTY OR ANY PART THEREOF OR ANY OTHER PROPERTY WHICH THE BORROWER INTENDS TO
USE FOR SUBSTANTIALLY THE SAME PURPOSE OR PURPOSES AS THE PROPERTY BEING SOLD OR
TRANSFERRED.


                  SECTION 8.11 DEFINED BENEFIT PENSION PLANS. THE BORROWER WILL
NOT ADOPT, CREATE, ASSUME OR BECOME A PARTY TO ANY DEFINED BENEFIT PENSION PLAN
WHICH IS NOT IN EXISTENCE ON THE DATE HEREOF AND DISCLOSED TO THE BANK.


                                   ARTICLE IX

                     Events of Default, Rights and Remedies


                  SECTION 9.1 EVENTS OF DEFAULT. "EVENT OF DEFAULT", WHEREVER
USED HEREIN, MEANS ANY ONE OF THE FOLLOWING EVENTS:

         (a) DEFAULT IN THE PAYMENT OF ANY PRINCIPAL OF THE NOTE WHEN DUE.

         (b) DEFAULT IN THE PAYMENT OF ANY INTEREST ON THE NOTE OR ANY FEES,
         COSTS, EXPENSES OR OTHER AMOUNTS PAYABLE UNDER THIS AGREEMENT (OTHER
         THAN AMOUNTS DEALT WITH IN SECTION 9.1(a)) OR ANY OTHER LOAN DOCUMENT
         WHEN DUE AND THE CONTINUANCE OF SUCH DEFAULT FOR A PERIOD OF 5 DAYS.

         (c) DEFAULT IN THE PERFORMANCE, OR BREACH, OF ANY COVENANT OR AGREEMENT
         ON THE PART OF THE BORROWER CONTAINED IN SECTION 7.8, 7.9, 7.10 OR
         ARTICLE VIII HEREOF.

         (d) DEFAULT IN THE PERFORMANCE, OR BREACH, OF ANY COVENANT OR AGREEMENT
         ON THE PART OF THE BORROWER CONTAINED IN SECTION 7.1(a) THROUGH 7.1(c)
         HEREOF AND THE CONTINUANCE OF SUCH DEFAULT OR BREACH FOR A PERIOD OF 5
         DAYS AFTER THE BANK SHALL HAVE GIVEN WRITTEN NOTICE THEREOF TO THE
         BORROWER.

         (e) DEFAULT IN THE PERFORMANCE, OR BREACH, OF ANY COVENANT OR AGREEMENT
         ON THE PART OF THE BORROWER CONTAINED IN THIS AGREEMENT (OTHER THAN
         THOSE SPECIFICALLY DEALT WITH IN OTHER SUBSECTIONS OF THIS SECTION) AND
         THE CONTINUANCE OF SUCH DEFAULT OR BREACH FOR A PERIOD OF 30 DAYS.

         (f) ANY STATEMENT, REPRESENTATION OR WARRANTY MADE BY THE BORROWER IN
         THIS AGREEMENT OR BY THE BORROWER (OR ANY OF ITS OFFICERS) TO THE BANK
         AT ANY TIME, INCLUDING WITHOUT LIMITATION IN ANY CERTIFICATE,
         INSTRUMENT, OR STATEMENT CONTEMPLATED BY OR MADE OR DELIVERED PURSUANT
         TO OR IN CONNECTION WITH THIS AGREEMENT, SHALL PROVE TO HAVE BEEN
         INCORRECT IN ANY MATERIAL RESPECT WHEN MADE.

         (g) A DEFAULT UNDER ANY BOND, DEBENTURE, NOTE OR OTHER EVIDENCE OF
         INDEBTEDNESS OF THE BORROWER WITH A FACE OBLIGATION IN EXCESS OF
         $50,000 (OTHER THAN TO THE BANK) OR UNDER ANY INDENTURE OR OTHER
         INSTRUMENT WITH A FACE OBLIGATION IN EXCESS OF $50,000 UNDER WHICH ANY
         SUCH EVIDENCE OF INDEBTEDNESS HAS BEEN ISSUED OR BY WHICH IT IS
         GOVERNED AND THE EXPIRATION OF THE APPLICABLE PERIOD OF GRACE, IF ANY,
         SPECIFIED IN SUCH EVIDENCE OF INDEBTEDNESS, INDENTURE OR OTHER
         INSTRUMENT.

         (h) DEFAULT IN THE PAYMENT WHEN DUE OF ANY AMOUNT OWED BY THE BORROWER
         TO THE BANK UNDER ANY OBLIGATIONS OTHER THAN HEREUNDER OR UNDER THE
         NOTE.

         (i) THE BORROWER SHALL BE ADJUDICATED A BANKRUPT OR INSOLVENT, OR ADMIT
         IN WRITING ITS OR HIS OR HER INABILITY TO PAY ITS OR HIS OR HER DEBTS
         AS THEY MATURE, OR MAKE AN ASSIGNMENT FOR THE BENEFIT OF CREDITORS; OR
         THE BORROWER SHALL APPLY FOR OR CONSENT TO THE APPOINTMENT OF ANY
         RECEIVER, TRUSTEE, OR SIMILAR OFFICER FOR IT OR HIM OR HER OR FOR ALL
         OR ANY SUBSTANTIAL PART OF ITS OR HIS OR HER PROPERTY; OR SUCH
         RECEIVER, TRUSTEE OR SIMILAR OFFICER SHALL BE APPOINTED WITHOUT THE
         APPLICATION OR CONSENT OF THE BORROWER AND SUCH APPOINTMENT SHALL
         CONTINUE UNDISCHARGED FOR A PERIOD OF 60 DAYS; OR THE BORROWER SHALL
         INSTITUTE (BY PETITION, APPLICATION, ANSWER, CONSENT OR OTHERWISE) ANY
         BANKRUPTCY, INSOLVENCY, REORGANIZATION, ARRANGEMENT, READJUSTMENT OF
         DEBT, DISSOLUTION, LIQUIDATION OR SIMILAR PROCEEDING RELATING TO IT
         UNDER THE LAWS OF ANY JURISDICTION; OR ANY SUCH PROCEEDING SHALL BE
         INSTITUTED AND CONTINUING (BY PETITION, APPLICATION OR OTHERWISE)
         AGAINST THE BORROWER; OR ANY JUDGMENT, WRIT, WARRANT OF ATTACHMENT OR
         EXECUTION OR SIMILAR PROCESS SHALL BE ISSUED OR LEVIED AGAINST A
         SUBSTANTIAL PART OF THE PROPERTY OF THE BORROWER AND SUCH JUDGMENT,
         WRIT, OR SIMILAR PROCESS SHALL NOT BE RELEASED, VACATED OR FULLY BONDED
         WITHIN 60 DAYS AFTER ITS ISSUE OR LEVY.

         (j) A PETITION SHALL BE FILED UNDER THE UNITED STATES BANKRUPTCY CODE
         NAMING THE BORROWER AS DEBTOR.

         (k) THE RENDERING AGAINST THE BORROWER OF A FINAL JUDGMENT, DECREE OR
         ORDER FOR THE PAYMENT OF MONEY IN EXCESS OF $100,000 AND THE
         CONTINUANCE OF SUCH JUDGMENT, DECREE OR ORDER UNSATISFIED AND IN EFFECT
         FOR ANY PERIOD OF 30 CONSECUTIVE DAYS WITHOUT A STAY OF EXECUTION.

         (l) A WRIT OF ATTACHMENT, GARNISHMENT, LEVY OR SIMILAR PROCESS SHALL BE
         ISSUED AGAINST OR SERVED UPON THE BANK WITH RESPECT TO (I) ANY PROPERTY
         OF THE BORROWER IN THE POSSESSION OF THE BANK, OR (II) ANY INDEBTEDNESS
         OF THE BANK TO THE BORROWER, AND SHALL REMAIN UNCURED FOR A PERIOD OF
         30 DAYS.

         (m) ANY REPORTABLE EVENT WHICH CONSTITUTES GROUNDS FOR THE TERMINATION
         OF ANY PLAN OR FOR THE APPOINTMENT BY THE APPROPRIATE UNITED STATES
         DISTRICT COURT OF A TRUSTEE TO ADMINISTER ANY PLAN, SHALL HAVE OCCURRED
         AND BE CONTINUING 30 DAYS AFTER WRITTEN NOTICE TO SUCH EFFECT SHALL
         HAVE BEEN GIVEN TO THE BORROWER BY THE BANK; OR A TRUSTEE SHALL HAVE
         BEEN APPOINTED BY AN APPROPRIATE UNITED STATES DISTRICT COURT TO
         ADMINISTER ANY PLAN; OR THE PENSION BENEFIT GUARANTY CORPORATION SHALL
         HAVE INSTITUTED PROCEEDINGS TO TERMINATE ANY PLAN OR TO APPOINT A
         TRUSTEE TO ADMINISTER ANY PLAN; OR THE BORROWER SHALL HAVE FILED FOR A
         DISTRESS TERMINATION OF ANY PLAN UNDER TITLE IV OF ERISA; OR THE
         BORROWER SHALL HAVE FAILED TO MAKE ANY QUARTERLY CONTRIBUTION REQUIRED
         WITH RESPECT TO ANY PLAN UNDER SECTION 412(m) OF THE INTERNAL REVENUE
         CODE OF 1986, AS AMENDED, WHICH THE BANK DETERMINES IN GOOD FAITH MAY
         BY ITSELF, OR IN COMBINATION WITH ANY SUCH FAILURES THAT THE BANK MAY
         DETERMINE ARE LIKELY TO OCCUR IN THE FUTURE, RESULT IN THE IMPOSITION
         OF A LIEN ON THE ASSETS OF THE BORROWER IN FAVOR OF THE PLAN.

         (n) K. JEFFREY DAHLBERG AND RONALD G. OLSON, IN THE AGGREGATE, SHALL
         FAIL TO HOLD AND OWN MORE THAN 50% OF ALL IMMEDIATE AND OUTSTANDING
         VOTING STOCK OF THE BORROWER.


                  SECTION 9.2 RIGHTS AND REMEDIES. IF ANY EVENT OF DEFAULT SHALL
OCCUR AND BE CONTINUING, THE BANK MAY EXERCISE ANY ONE OR MORE OF THE RIGHTS AND
REMEDIES SET FORTH BELOW:

         (a) THE BANK MAY, BY NOTICE TO THE BORROWER, DECLARE ITS COMMITMENT TO
         BE TERMINATED, WHEREUPON THE SAME SHALL FORTHWITH TERMINATE.

         (b) THE BANK MAY, BY NOTICE TO THE BORROWER, DECLARE ALL INDEBTEDNESS,
         INTEREST, FEES AND OTHER AMOUNTS DUE AND PAYABLE UNDER THIS AGREEMENT
         AND/OR THE NOTE AND/OR ANY OTHER OBLIGATIONS TO BE FORTHWITH DUE AND
         PAYABLE, WHEREUPON THE SAME SHALL BE FORTHWITH DUE AND PAYABLE, WITHOUT
         PRESENTMENT, NOTICE OF DISHONOR, PROTEST, OR FURTHER NOTICE OF ANY
         KIND, ALL OF WHICH ARE HEREBY EXPRESSLY WAIVED BY THE BORROWER.

         (c) THE BANK MAY, WITHOUT NOTICE TO THE BORROWER AND WITHOUT FURTHER
         ACTION, APPLY ANY AND ALL MONEY OWING BY THE BANK TO THE BORROWER
         (WHETHER OR NOT THEN DUE) TO THE PAYMENT OF THE NOTE THEN OUTSTANDING,
         INCLUDING INTEREST ACCRUED THEREON, AND TO THE PAYMENT OF ALL OTHER
         OBLIGATIONS THEN OWING TO THE BANK.

         (d) THE BANK MAY EXERCISE AND ENFORCE ANY AND ALL RIGHTS AND REMEDIES
         AVAILABLE TO IT UNDER THE LOAN DOCUMENTS OR OTHERWISE AVAILABLE BY LAW
         OR AGREEMENT..

Notwithstanding the foregoing, upon the occurrence of an Event of Default described in Section 9.1(j), the Commitment shall be automatically terminated and the entire unpaid principal amount of the Note and all other Obligations then outstanding, all interest accrued and unpaid thereon and all other amounts payable under this Agreement or otherwise payable to the Bank shall be immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower.

                                    ARTICLE X

                                 Miscellaneous


                  SECTION 10.1 AMENDMENTS, ETC. NO AMENDMENT OR WAIVER OF ANY
PROVISION OF ANY LOAN DOCUMENT, NOR CONSENT TO ANY DEPARTURE BY THE BORROWER
THEREFROM SHALL IN ANY EVENT BE EFFECTIVE UNLESS THE SAME SHALL BE IN WRITING
AND SIGNED BY THE BANK AND, IN THE CASE OF AN AMENDMENT, BY THE BORROWER, AND
THEN SUCH AMENDMENT, WAIVER OR CONSENT SHALL BE EFFECTIVE ONLY IN THE SPECIFIC
INSTANCE AND FOR THE SPECIFIC PURPOSE FOR WHICH GIVEN.


                  SECTION 10.2 NOTICES, ETC. ALL NOTICES AND OTHER
COMMUNICATIONS PROVIDED FOR UNDER ANY LOAN DOCUMENT SHALL BE IN WRITING AND
MAILED, TELECOPIED, PERSONALLY DELIVERED OR DELIVERED BY OVERNIGHT CARRIER, TO
THE APPLICABLE PARTY AT ITS ADDRESS INDICATED BELOW:

                  If to the Borrower:

                  Grow Biz International, Inc.
                  4200 Dahlberg Drive
                  Golden Valley, Minnesota 55422
                  Attention:  Robert Thiner
                  Telecopier: (612) 520-8410

                  If to the Bank:

                  TCF Bank Minnesota fsb
                  801 Marquette Avenue
                  Minneapolis, Minnesota 55402
                  Attention:  R. James Hancock
                              Vice President
                  Telecopier:  (612) 661-8504

or, as to each party, at such other address or telecopy number as shall be designated in a written notice to the other party. Each such notice or communication shall be effective (i) if given by mail, two Business Days after such notice or communication is deposited in the mail with first class postage prepaid, addressed as aforesaid, (ii) if given by telecopy, when sent, (iii) if personally delivered, when personally delivered and (iv) if delivered by overnight carrier, one Business Day after deposit with the overnight carrier for next Business Day delivery, addressed as aforesaid; except that notices to the Bank pursuant to the provisions of Article III or Article IV hereof shall not be effective until received by the Bank.


                  SECTION 10.3 NO WAIVER; REMEDIES. NO FAILURE ON THE PART OF
THE BANK TO EXERCISE, AND NO DELAY IN EXERCISING, ANY RIGHT UNDER ANY LOAN
DOCUMENT SHALL OPERATE AS A WAIVER THEREOF; NOR SHALL ANY SINGLE OR PARTIAL
EXERCISE OF ANY RIGHT UNDER ANY LOAN DOCUMENT PRECLUDE ANY OTHER OR FURTHER
EXERCISE THEREOF OR THE EXERCISE OF ANY OTHER RIGHT. THE REMEDIES PROVIDED IN
THE LOAN DOCUMENTS ARE CUMULATIVE AND NOT EXCLUSIVE OF ANY REMEDIES PROVIDED BY
LAW.


                  SECTION 10.4 INDEMNIFICATION BY BORROWER. IN ADDITION TO THE
PAYMENT OF EXPENSES PURSUANT TO SECTION 10.5 HEREOF, THE BORROWER HEREBY AGREES
TO INDEMNIFY, DEFEND AND HOLD HARMLESS THE BANK AND ANY OF ITS PARTICIPANTS,
PARENT CORPORATIONS, SUBSIDIARY CORPORATIONS, AFFILIATED CORPORATIONS, SUCCESSOR
CORPORATIONS, AND ALL PRESENT AND FUTURE OFFICERS, DIRECTORS, EMPLOYEES AND
AGENTS OF THE FOREGOING (THE "INDEMNITEES"), FROM AND AGAINST ANY AND ALL
LIABILITIES, LOSSES, DAMAGES, PENALTIES, JUDGMENTS, SUITS, CLAIMS, TRANSFER AND
DOCUMENTARY TAXES, ASSESSMENTS OR CHARGES, COSTS AND EXPENSES OF ANY KIND OR
NATURE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, THE REASONABLE FEES AND
DISBURSEMENTS OF COUNSEL) WHICH MAY BE IMPOSED ON, INCURRED BY OR ASSERTED
AGAINST SUCH INDEMNITEE, IN ANY MANNER RELATING TO OR ARISING OUT OF OR IN
CONNECTION WITH THE MAKING OF LOANS OR FINANCIAL ACCOMMODATIONS CONSTITUTING
OBLIGATIONS, THIS AGREEMENT AND ALL OTHER LOAN DOCUMENTS, OR THE USE OR INTENDED
USE OF THE PROCEEDS OF ANY SUCH LOANS OR FINANCIAL ACCOMMODATIONS, OR ANY PAST,
PRESENT OR FUTURE EXISTENCE, USE, HANDLING, STORAGE, TRANSPORTATION OR DISPOSAL
OF ANY HAZARDOUS SUBSTANCE BY THE BORROWER OR ON PROPERTY OWNED, LEASED OR
CONTROLLED BY THE BORROWER (THE "INDEMNIFIED LIABILITIES"), EXCEPT FOR ANY
PORTION OF SUCH LIABILITIES, LOSSES, DAMAGES, PENALTIES, JUDGMENTS, SUITS,
CLAIMS, COSTS OR EXPENSES INCURRED SOLELY AS A RESULT OF THE GROSS NEGLIGENCE OR
WILLFUL MISCONDUCT OF SUCH INDEMNITEE. UPON WRITTEN NOTICE FROM AN INDEMNITEE
STATING THAT A CLAIM FOR AN INDEMNIFIED LIABILITY HAS BEEN MADE UPON AN
INDEMNITEE, THE BORROWER, OR COUNSEL DESIGNATED BY THE BORROWER AND SATISFACTORY
TO THE INDEMNITEE, WILL RESIST AND DEFEND ANY ACTION, SUIT OR PROCEEDING BROUGHT
AGAINST SUCH INDEMNITEE AND ARISING FROM ANY OF THE FOREGOING, TO THE EXTENT AND
IN THE MANNER DIRECTED BY THE INDEMNITEE, AT THE BORROWER'S SOLE COST AND
EXPENSE. IF THE FOREGOING UNDERTAKING TO INDEMNIFY, DEFEND AND HOLD HARMLESS IS
HELD TO BE UNENFORCEABLE BECAUSE IT VIOLATES ANY LAW OR PUBLIC POLICY, THE
BORROWER SHALL NEVERTHELESS MAKE THE MAXIMUM CONTRIBUTION TO THE PAYMENT AND
SATISFACTION OF EACH OF THE INDEMNIFIED LIABILITIES WHICH IS PERMISSIBLE UNDER
APPLICABLE LAW. THE OBLIGATION OF THE BORROWER UNDER THIS SECTION 10.4 SHALL
SURVIVE THE TERMINATION OF THIS AGREEMENT AND THE DISCHARGE OF THE OBLIGATIONS.


                  SECTION 10.5 COSTS AND EXPENSES. THE BORROWER AGREES TO PAY
ON DEMAND ALL REASONABLE OUT-OF-POCKET COSTS, EXPENSES AND FEES RELATED TO THE
PREPARATION, EXECUTION, DELIVERY, FILING, RECORDING AND ADMINISTRATION OF THE
LOAN DOCUMENTS AND THE OTHER DOCUMENTS TO BE DELIVERED UNDER THE LOAN DOCUMENTS,
INCLUDING WITHOUT LIMITATION THE COSTS, EXPENSES AND FEES PAYABLE OR DETERMINED
TO BE PAYABLE IN CONNECTION WITH ANY AUDITS, INSPECTIONS, EXAMINATIONS DESCRIBED
IN SECTIONS 5.1(l) AND 7.2 HEREOF, ANY WAIVER OR CONSENT HEREUNDER OR ANY
AMENDMENT HEREOF, INCLUDING, WITHOUT LIMITATION, THE REASONABLE FEES AND
OUT-OF-POCKET EXPENSES OF OUTSIDE OR IN-HOUSE COUNSEL FOR THE BANK WITH RESPECT
THERETO AND WITH RESPECT TO ADVISING THE BANK AS TO ITS RIGHTS AND
RESPONSIBILITIES UNDER THE LOAN DOCUMENTS, AND ALL COSTS AND EXPENSES (INCLUDING
REASONABLE OUTSIDE OR IN-HOUSE COUNSEL FEES AND EXPENSES) IN CONNECTION WITH THE
PERFORMANCE, COLLECTION AND ENFORCEMENT OF THE LOAN DOCUMENTS AND THE OTHER
DOCUMENTS TO BE DELIVERED UNDER THE LOAN DOCUMENTS.


                  SECTION 10.6 SEVERABILITY OF PROVISIONS. ANY PROVISION OF
THIS AGREEMENT OR OF ANY OTHER LOAN DOCUMENT WHICH IS PROHIBITED OR
UNENFORCEABLE IN ANY JURISDICTION SHALL, AS TO SUCH JURISDICTION, BE INEFFECTIVE
TO THE EXTENT OF SUCH PROHIBITION OR UNENFORCEABILITY WITHOUT INVALIDATING THE
REMAINING PROVISIONS HEREOF OR THEREOF OR AFFECTING THE VALIDITY OR
ENFORCEABILITY OF SUCH PROVISION IN ANY OTHER JURISDICTION.


                  SECTION 10.7 BINDING EFFECT. THIS AGREEMENT SHALL BE BINDING
UPON AND INURE TO THE BENEFIT OF THE BORROWER AND THE BANK AND THEIR RESPECTIVE
SUCCESSORS AND ASSIGNS, EXCEPT THAT THE BORROWER SHALL NOT HAVE THE RIGHT TO
ASSIGN ITS RIGHTS HEREUNDER OR ANY INTEREST HEREIN WITHOUT THE PRIOR WRITTEN
CONSENT OF THE BANK.


                  SECTION 10.8 EXECUTION IN COUNTERPARTS. THIS AGREEMENT MAY BE
EXECUTED IN ANY NUMBER OF COUNTERPARTS, EACH OF WHICH WHEN SO EXECUTED SHALL BE
DEEMED TO BE AN ORIGINAL AND ALL OF WHICH WHEN TAKEN TOGETHER SHALL CONSTITUTE
BUT ONE AND THE SAME AGREEMENT.


                  SECTION 10.9 HEADINGS. ARTICLE AND SECTION HEADINGS IN THIS
AGREEMENT ARE INCLUDED HEREIN FOR CONVENIENCE OF REFERENCE ONLY AND SHALL NOT
CONSTITUTE A PART OF THIS AGREEMENT FOR ANY OTHER PURPOSE.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
                              SIGNATURES TO FOLLOW]


                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                   GROW BIZ INTERNATIONAL, INC.


                                    By   /s/ Robert E. Thiner
                                         ----------------------
                                         Robert Thiner
                                         Its   EVP Finance
                                         ---------------------





                                    TCF BANK MINNESOTA fsb

                                    By   /s/ R. James Hancock
                                         ----------------------
                                         R. James Hancock
                                         Its President

                           And

                                    By   /s/ K. Robert Lee
                                         -------------------
                                         Its   Senior Vice President
                                         -------------------------------


                                                                        APPENDIX


                                Glossary of Terms

                  "Advances" means Revolving Advances.

                  "Affiliate" means (i) any Person that, either directly or indirectly, is in control of, is controlled by, or is under common control with the Borrower, or (ii) any Person who is a (A) shareholder, director, officer or employee of the Borrower, or (B) any Person who is a director, officer or employee of any Person described in clause (i) above. For purposes of this definition, control of a Person shall mean the power, direct or indirect, (X) to vote more than 50% of the securities having ordinary voting power for the election of directors of such Person, or (Y) to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

                  "Agreement" means this Credit Agreement, as the same may from time to time be supplemented or amended.

                  "Base Rate" means the variable rate of interest established by the Bank from time to time as its "base rate" or, if the Bank ceases to establish a rate so designated, any similar successor rate designated by the Bank. The Bank may lend to its customers at rates that are at, above or below the Base Rate.

                  "Business Day" means any day other than a Saturday, Sunday or any other day on which banks are required by law or authorized to close in Minneapolis, Minnesota.

                  "Capital Base" means, at any date, the sum of Tangible Net
Worth plus Subordinated Debt at such date.

                  "Commitment" means any obligation of the Bank to make loans, advances or other financial accommodations to or for the benefit of the Borrower, including without limitation, the Bank's obligation to make Advances to the Borrower under Section 3.1 hereof.

                  "Compliance Certificate" means a certificate of an officer of the Borrower in the form of Exhibit A hereto setting forth in reasonable detail all relevant information and the calculations necessary to determine the Borrower's compliance with its covenants set forth in Sections 7.8, 7.9 and 7.10 hereof.

                  "Current Assets" means, at any date, the aggregate amount of all assets of the Borrower which would be classified as current assets at such date, computed in accordance with GAAP.

                  "Current Liabilities" means, at any date, the aggregate amount of all liabilities of the Borrower (including proper accruals) which would be classified as current liabilities at such date, computed in accordance with GAAP.

                  "Default" means any event or condition that, with notice or lapse of time or both, would become an Event of Default.

                  "Default Rate" has the meaning given in Section 4.5 hereof.

                  "Environmental Law" means the Comprehensive Environmental
Response, Compensation and Liability Act, 42 U.S.C. ss. 9601 et seq., the
Resource Conservation and Recovery Act, 42 U.S.C. ss. 6901 et seq., the
Hazardous Materials Transportation Act, 49 U.S.C. ss. 1802 et seq., the Toxic
Substances Control Act, 15 U.S.C. ss. 2601 et seq., the Federal Water Pollution
Control Act, 33 U.S.C. ss. 1251 et seq., the Clean Water Act, 33 U.S.C. ss. 1321 et seq., the Clean Air Act, 42 U.S.C. ss. 7401 et seq., and any other federal, state, county, municipal, local or other statute, law, ordinance or regulation which may relate to or deal with the environment, including such as protect human health and natural resources, all as may be from time to time amended.

                  "ERISA" means Title IV of the Employee Retirement Income
Security Act of 1974, as amended.

                  "Event of Default" has the meaning specified in Section 9.1 hereof.

                  "GAAP" means, at any particular time, generally accepted accounting principles in the United States in effect at such time.

                  "Hazardous Substances" means asbestos, ureaformaldehyde, polychlorinated biphenyls ("PCBs"), nuclear fuel or material, chemical waste, radioactive material, explosives, known carcinogens, petroleum products and by-products and other dangerous, toxic or hazardous pollutants, contaminants, chemicals, materials or substances listed or identified in, or regulated by, any Environmental Law.

                  "Loan Documents" means this Agreement, the Note, the acknowledgment delivered pursuant to Section 5.1(c) and the agreement and waiver delivered pursuant to Section 5.1(d).

                  "Note" means the Revolving Note and any other promissory note now or hereafter evidencing any Obligation.

                  "Obligations" means each and every debt, liability and obligation of every type and description which the Borrower may now or at any time hereafter owe to the Bank, whether such debt, liability or obligation now exists or is hereafter created or incurred, whether it arises in a transaction involving the Bank alone or in a transaction involving other creditors of the Borrower, and whether it is direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or sole, joint, several or joint and several, and including specifically, but not limited to, all indebtedness of the Borrower arising under this Agreement or any other loan or credit agreement or guaranty between the Borrower and the Bank, whether now in effect or hereafter entered into.

                  "Person" means any individual, corporation, limited liability company, limited liability partnership, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Plan" means an employee benefit plan or other plan maintained for employees of the Borrower and covered by ERISA.

                  "Reportable Event" means (i) a "reportable event" described in
Section 4043 of ERISA and the regulations issued thereunder, (ii) a withdrawal from any Plan, as described in Section 4063 of ERISA, (iii) an action to terminate a Plan for which a notice is required to be filed under Section 4041 of ERISA, (iv) any other event or condition that might constitute grounds for termination of, or the appointment of a trustee to administer, any Plan, or (v) a complete or partial withdrawal from a Multiemployer Plan as described in Sections 4203 and 4205 of ERISA.

                  "Repurchased Stock Amount" means, at any date, the aggregate amount paid by the Borrower for the repurchase of its stock during the period commencing June 30, 1996 and ending as of the date of determination.

                  "Revolving Advance" means an advance made by the Bank to the Borrower pursuant to Section 3.1 hereof.

                  "Revolving Note" has the meaning given in Section 3.1(c) hereof.

                  "Subordinated Debt" means indebtedness of the Borrower which has been subordinated in right of payment to the Borrower's Obligations to the Bank on terms accepted in writing by the Bank.

                  "Subsidiary" means any corporation of which more than 50% of the outstanding shares of capital stock having general voting power under ordinary circumstances to elect a majority of the board of directors of such corporation, irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency, is at the time directly or indirectly owned by the Borrower, by the Borrower and one or more other Subsidiaries, or by one or more other
Subsidiaries.

                  "Tangible Net Worth" means, at any date, the excess of:

                                    (a) the tangible assets of the Borrower
                  which, in accordance with GAAP, are tangible assets, after deducting adequate reserves in each case where, in accordance with GAAP, a reserve is proper, over

                                    (b)  Total Liabilities of the Borrower;

provided, however, that (i) inventory shall be taken into account on the basis of the cost or current market value, whichever is lower, (ii) in no event shall there be included as such tangible assets, patents, trademarks, trade names, copyrights, good will, deferred charges or any securities unless the same are readily marketable in the United States of America or entitled to be used as a credit against Federal income tax liabilities, (iii) securities included as such tangible assets shall be taken into account at their current market price or cost, whichever is lower, and (iv) any write-up in the book value of any assets shall not be taken into account.

                  "Total Liabilities" means, at any date, the aggregate amount of all liabilities of the Borrower (including proper accruals and deferrals) which would be included as liabilities on the balance sheet of the Borrower at such date, computed in accordance with GAAP.


                                                                    SCHEDULE 6.7


                     Permitted Actions, Suits or Proceedings


Pending:

1.       VAN BUSKIRK AND ARAVAN, INC. V. GROW BIZ INTERNATIONAL, INC., United
         States District Court, District of Minnesota, Case No. 3-96-CV-26.

2.       STEVEN D. MUCKEY, D.D.S., ET AL. V. MARC EVON ENTERPRISES, INC. ET AL.,
         Circuit Court of the Seventeenth Judicial Circuit for Broward County,
         Florida, Case No. 93-27185 (13).

3.       PRECISE EXERCISE EQUIPMENT, INC. V. ICON HEALTH & FITNESS, INC., ET
         AL., United States District Court, Central District of California, Case
         No. .96-3637 (SHx).

Threatened:

Letter dated June 7, 1996 from Attorney representing Alien Sport, Inc. alleging possible infringement of patent held by Alien Sport, Inc.


                                                                       EXHIBIT A

                             COMPLIANCE CERTIFICATE
                           Dated ______________, 199__

This Certificate relates to that certain Credit Agreement dated as of July 31, 1996 (as amended and supplemented to date, the "Agreement") executed by and among the undersigned and TCF Bank Minnesota fsb. Capitalized terms not defined herein have the same meaning as specified in the Agreement.

The undersigned, after due investigation by the officer executing this Certificate, hereby warrants and certifies, as of the date set forth above, (i) no Default or Event of Default exists under the Agreement, and (ii) to the best knowledge of officer executing this Certificate, no material adverse change has occurred in the amounts or ratios indicated below since any of the computation dates indicated below. Without limiting the generality of the foregoing, the undersigned hereby certifies the following:

COMBINED BASIS:
                                                                                  ACTUAL
                     FINANCIAL COVENANTS                                        (AS OF / /)             COVENANT

     7.8  MINIMUM CURRENT RATIO:
                   Current Assets                      $______________
                   Current Liabilities                 $______________
                   CURRENT RATIO                                               _____ to 1.00          1.15 to 1.00

     7.9  MINIMUM CAPITAL BASE PLUS
          REPURCHASED STOCK AMOUNT:
                      Total Assets                     $______________                               From July 31,
                 -    Intangible Assets               ($_____________)                                1996 through
                      Total Liabilities                $______________                                December 30,
                 +    Subordinated Debt                $______________                                   1996:
                 =    Capital Base                     $______________                                $13,100,000.
                 +    Repurchased Stock                $______________                               From December
                      (after 6/30/96)                                                                 31, 1996 and
                 =    CAPITAL BASE PLUS                                                               Thereafter:
                      REPURCHASE OF STOCK                                   $______________           $14,100,000

    7.10  MAXIMUM TOTAL LIABILITIES TO
          CAPITAL BASE RATIO:
                       Total Liabilities               $______________
                 -     Subordinate Debt               ($_____________)
                                                       $______________
                       Capital Base                    $______________
                       CAPITAL BASE RATIO                                      _____ to 1.00          2.00 to 1.00

                              Borrower:                GROW BIZ INTERNATIONAL, INC.

                                                       By: ______________________________________

                                                       Its: ______________________________________


                                                                       EXHIBIT B

                                     SCHEDULE OF PERMITTED LIENS, INDEBTEDNESS
                                                  AND GUARANTIES

1.       Permitted Liens.


Secured Party            Description of         Filing Date            Jurisdiction            Filing No.
-------------            --------------         -----------            ------------            ----------
                         Collateral
                         ----------

Clarklift of Minnesota   Specific Equipment     2/25/94                MN Secretary of State   1653538

First Bank               Fixtures               9/15/94                MN Secretary of State   1702484

First Bank               Specific Equipment     9/15/94                MN Secretary of State   1702485

Clarklift of Minnesota   Specific Equipment     2/03/95                MN Secretary of State   1735314

IBM                      All IBM Equipment      4/20/95                MN Secretary of State   1754455

First Bank                                      5/15/95                MN Secretary of State   1761654

2.       Permitted Indebtedness.


Lender                                                  Amount of Indebtedness
------                                                  ----------------------

Clarklift of Minnesota                                  $_________________

First Bank                                              $_________________

IBM                                                     $_________________

3.       Permitted Guaranties.

         None.